BRAZOS MUTUAL FUNDS

                        SUPPLEMENT DATED JUNE 27, 2005 TO

                            CLASS N AND Y PROSPECTUS
                            CLASS B AND II PROSPECTUS
                               DATED APRIL 1, 2005



          The Board of Trustees of Brazos Mutual Funds recently approved a change to the benchmark index of the Brazos Real Estate Securities Portfolio. Effective July 1, 2005, the Brazos Real Estate Securities Portfolio (the "Portfolio") will seek to track the performance of the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index. Accordingly, the sentence referring to the Morgan Stanley REIT Index under the section "Investment Policies and Strategies" relating to the Portfolio in the Class N and Y Prospectus and the Class B and II Prospectus is amended to state:

          In implementing this policy, the Portfolio will seek to track the performance of the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index, which measures the total return performance of all equity REITs tracked by NAREIT.